LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

COLLECTION PERIOD:            JANUARY 1-31, 2003                                  DISTRIBUTION DATE:  FEB 18 2003
DETERMINATION DATE:           FEB 11 2003                                         REPORT BRANCH:      2021

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                    TOTAL         CLASS A-1     CLASS A-2      CLASS A-3      CLASS A-4        CLASS A       CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                  100.00%         14.20%         30.00%         23.20%         29.60%          97.00%         3.00%

Original Pool Balance       250,000,000.00  35,500,000.00  75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00

Note Balance Total          250,000,000.00  35,500,000.00  75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00

Number of Contracts                 14,337

Class Pass Through Rates                           1.840%         2.470%         3.175%         3.983%                        8.500%

Senior Strip                      0.25000%

Servicing Fee Rate                2.20000%

Indenture Trustee Fee             0.00350%

Custodian Fee                     0.02100%

Backup Servicer Fee               0.02150%

Insurance Premium Fee             0.35000%

Initial Weighted Average
      APR                        14.78400%

Initial Weighted Average
      Monthly Dealer
      Participation Fee Rate      0.00000%

Initial Weighted Average
      Adjusted APR (net of
      Monthly Dealer
      Participation) of
      Remaining Portfolio        14.78400%

Initial Weighted Average
      Remaining Term                 64.00

Initial Weighted Average
      Original Term                  67.00

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
      BALANCES                 TOTAL           CLASS A-1    CLASS A-2       CLASS A-3      CLASS A-4        CLASS A       CLASS B
------------------------------------------------------------------------------------------------------------------------------------

BOP:

Total Pool Balance          223,592,511.87   9,884,736.52  75,000,000.00  58,000,000.00  74,000,000.00  216,884,736.52  6,707,775.35

Total Note Balance          223,822,253.42   9,884,736.52  75,000,000.00  58,000,000.00  74,000,000.00  216,884,736.52  6,937,516.90


EOP:

Class Percentages                  100.00%                                                                      97.00%         3.00%

Number of Current Month
      Closed Contracts                 259

Number of Reopened Loans                 0

Number of Contracts - EOP           13,221

Total Pool Balance  -  EOP  216,772,628.63   3,269,449.78  75,000,000.00  58,000,000.00  74,000,000.00  210,269,449.78  6,503,178.85

Total Note Balance - EOP    217,080,998.68   3,269,449.78  75,000,000.00  58,000,000.00  74,000,000.00  210,269,449.78  6,811,548.90


Class Collateral Pool
      Factors                   0.86832399     0.09209718     1.00000000     1.00000000     1.00000000                    0.90820652

Weighted Average APR of
      Remaining Portfolio        14.80873%

Weighted Average Monthly
      Dealer Participation
      Fee Rate                    0.00000%

Weighted Average Adjusted
      APR (net of Monthly
      Dealer Participation)
      of Remaining Portfolio     14.80873%

Weighted Average
      Remaining Term                 59.04

Weighted Average
      Original Term                  66.70

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                 CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:

      Principal                                                 2,710,024.81

      Interest                                                  2,917,100.88

Early Payoffs:

      Principal Collected                                       2,261,371.29

      Early Payoff Excess Servicing Compensation                        0.03

      Early Payoff Principal Net of Rule of 78s Adj.            2,261,371.26                 148

      Interest                                                     33,046.48

Liquidated Receivable:

      Principal Collected                                         141,561.78

      Liquidated Receivable Excess Servicing Compensation               0.00

      Liquidated Receivable Principal Net of Rule of 78s Adj.     141,561.78                 107

      Interest                                                        517.26

Cram Down Loss:

      Principal                                                         0.00

Purchase Amount:

      Principal                                                    66,687.39                   4

      Interest                                                      1,379.68

                                 Total Principal                5,179,645.24

                                   Total Interest               2,952,044.30

                               Total Principal and Interest     8,131,689.54

Recoveries                                                        555,308.51

Excess Servicing Compensation                                           0.03

Late Fees & Miscellaneous Fees                                     40,085.10

Collection Account Customer Cash                                8,727,083.18

ADDITIONAL COLLECTION ACCOUNT CASH:

Collection Account Investment Income                                6,334.67

Servicer Simple Interest Shortfall or (Excess)                  (259,866.09)

Simple Interest Excess to Spread Account                                0.00

Available Funds                                                 8,473,551.76

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   DISTRIBUTION          SHORTFALL/DRAW
DISTRIBUTION                                                                          AMOUNT            DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    8,473,551.76

Monthly Dealer Participation Fee                                        0.00        8,473,551.76              0.00

Prior Unpaid Dealer Participation Fee                                   0.00        8,473,551.76

Servicing Fees:

      Current Month Servicing Fee                                 409,919.61

      Prior Period Unpaid Servicing Fee                                 0.00

      Late Fees & Miscellaneous Fees                               40,085.10

      Excess Servicing Compensation                                     0.03

        Total Servicing Fees:                                     450,004.74        8,023,547.02              0.00

Senior Strip:                                                      46,581.77        7,976,965.25              0.00

Indenture Trustee Fee                                                 652.81        7,976,312.44              0.00

Custodian Fee                                                       3,912.87        7,972,399.57              0.00

Backup Servicer Fee                                                 4,006.03        7,968,393.54              0.00

Prior Unpaid Indenture Trustee Fee                                      0.00        7,968,393.54              0.00

Prior Unpaid Custodian Fee                                              0.00        7,968,393.54              0.00

Prior Unpaid Backup Servicing Fee                                       0.00        7,968,393.54              0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   DISTRIBUTION          SHORTFALL/DRAW
DISTRIBUTION CONTINUED                                                                AMOUNT            DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:      Current Month                       17,177.48        7,951,216.06              0.00

                              Prior Carryover Shortfall                0.00        7,951,216.06

Class A-2 Note Interest:      Current Month                      154,375.00        7,796,841.06              0.00

                              Prior Carryover Shortfall                0.00        7,796,841.06

Class A-3 Note Interest:      Current Month                      153,458.33        7,643,382.73              0.00

                              Prior Carryover Shortfall                0.00        7,643,382.73

Class A-4 Note Interest:      Current Month                      245,618.33        7,397,764.40              0.00

                              Prior Carryover Shortfall                0.00        7,397,764.40

Class A-1 Note Principal:     Current Month                    6,615,286.74          782,477.66              0.00

                              Prior Carryover Shortfall                0.00          782,477.66

Class A-2 Note Principal:     Current Month                            0.00          782,477.66              0.00

                              Prior Carryover Shortfall                0.00          782,477.66

Class A-3 Note Principal:     Current Month                            0.00          782,477.66              0.00

                              Prior Carryover Shortfall                0.00          782,477.66

Class A-4 Note Principal:     Current Month                            0.00          782,477.66              0.00

                              Prior Carryover Shortfall                0.00          782,477.66

Certificate Insurer:          Premium                             61,328.59          721,149.07              0.00

                              Reimbursement Obligations                0.00          721,149.07

Expenses:                     Trust Collateral Agent                   0.00          721,149.07              0.00

                              Indenture Trustee                        0.00          721,149.07              0.00

                              Custodian                                0.00          721,149.07              0.00

                              Backup Servicer                          0.00          721,149.07              0.00

Senior Strip Allocation                                                0.00          721,149.07

Class B Note Interest:        Current Month                       49,140.74          718,590.10              0.00

                              Prior Carryover Shortfall                0.00          718,590.10

Distribution to the Class B Reserve Account                       46,581.77          672,008.33

Distribution (from) the Class B Reserve Account                        0.00          672,008.33

Distribution to (from) the Spread Account                        672,008.33                0.00


------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------

Liquidated Receivables:

      BOP Liquidated Receivable Principal Balance              1,781,799.78

      Liquidation Principal Proceeds                             141,561.78

      Principal Loss                                           1,640,238.00

      Prior Month Cumulative Principal Loss LTD                2,639,652.22

      Cumulative Principal Loss LTD                            4,279,890.22

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

DELINQUENCY STATUS:             # OF CONTRACTS        AMOUNT      % OF TOTAL POOL BALANCE
Current                                  9,832    160,113,119.17           73.86%

1-29 Days                                3,123     52,409,290.08           24.18%

30-59 Days                                 119      1,901,857.97            0.88%

60-89 Days                                  77      1,175,991.71            0.54%

90-119 Days                                 46        807,563.18            0.37%

120 Days or More                            24        364,806.52            0.17%

Total                                   13,221    216,772,628.63          100.00%

TRIGGER ANALYSIS:

(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                    Trigger          Trigger       Event of Default       Event of
                               Current Month       Threshold          Event            Threshold           Default
Average Delinquency Ratio         1.55764%           8.00%              NO              10.00%               NO

Cumulative Default Rate            2.22%             5.53%              NO               7.00%               NO

Cumulative Loss Rate               1.01%             2.76%              NO               3.50%               NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:

                          CERTIFICATE INVENTORY                                                     RECOVERY INVENTORY
                             # OF CONTRACTS      AMOUNT *                                             # OF CONTRACTS    AMOUNT *
    Prior Month Inventory            87      1,414,098.45                Prior Month Inventory                37        598,713.83

      Current Month Repos            71      1,129,252.55                  Current Month Repos                83      1,386,232.71

Repos Actually Liquidated            77      1,261,845.20         Repos from Trust Liquidation                 0              0.00

         Repos Liquidated                                            Repos Actually Liquidated               104      1,695,124.60

           at 60+ or 150+             0              0.00

            Dealer Payoff             0              0.00                        Dealer Payoff                 0              0.00

         Redeemed / Cured             2         16,440.79                     Redeemed / Cured                 0              0.00

          Purchased Repos             0              0.00                      Purchased Repos                 0              0.00

  Current Month Inventory            79      1,265,065.01              Current Month Inventory                16        289,821.94

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.


LIQUIDATED RECEIVABLE STATISTICS:
                                # OF CONTRACTS          AMOUNT
Current Month Balance                      107      1,781,799.78

Cumulative Balance                         303      4,847,634.12

Current Month Proceeds                                142,079.04

Cumulative Proceeds                                   566,866.55

Current Month Recoveries                              555,308.51

Cumulative Recoveries                               1,745,162.95

                                               RECEIVABLES LIQUIDATED AT 150 OR
                                               MORE DAYS DELINQUENT, 60 OR MORE
                                               DAYS PAST THE DATE AVAILABLE FOR SALE       CUMULATIVE RECEIVABLES LIQUIDATED
                                               AND BY ELECTION:                            AT 150+ AND 60+:
                                                    Balance              Units                   Balance            Units
Prior Month                                                 0.00                0                     0.00              0.00

Current Trust Liquidation Balance                           0.00                0                     0.00              0.00

Current Monthly Principal Payments                          0.00

Reopened Loan Due to NSF                                    0.00                1

Current Repurchases                                         0.00                0

Current Recovery Sale Proceeds                              0.00               (1)

Deficiency Balance of Sold Vehicles                         0.00

EOP                                                         0.00                0                     0.00              0.00


SPREAD ACCOUNT RECONCILIATION
                                                                    REQUISITE AMOUNT:   17,341,810.29

Total Deposit                                       3,750,000.00

BOP Balance                                        11,962,528.10

Remaining Distribution Amount                         672,008.33

Simple Interest Excess to Spread Account                       -

Investment Income                                      11,935.89

Current Month Draw                                             -

EOP Balance Prior to Distribution                  12,646,472.32

Current Spread Account Release Amount                          -

EOP Balance                                        12,646,472.32

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                                  SPECIFIED CLASS
                                                                        B RESERVE
                                                                         BALANCE:   2,438,692.07
Total Deposit                                       2,812,500.00

BOP Balance                                         2,515,415.76

Excess Due Class B Reserve

      From Spread Account                                   0.00

Senior Strip                                           46,581.77

Investment Income                                       2,662.54

Current Month Draw                                          0.00

EOP Balance Prior to Distribution                   2,564,660.07

Class B Reserve Account Release Amount                125,968.00

EOP Balance                                         2,438,692.07

      Class B Principal Payment Amount                125,968.00

      Distribution to Certificateholder                        -


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                                 CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------------------
            UP TO MONTH        TRIGGER EVENT   EVENT OF DEFAULT    UP TO MONTH       TRIGGER EVENT    EVENT OF DEFAULT
                 3                 1.53%             1.95%              3                3.06%              3.90%
                 6                 2.76%             3.50%              6                5.53%              7.00%
                 9                 3.96%             4.87%              9                7.91%              9.74%
                12                 5.22%             5.97%              12              10.45%             11.94%
                15                 6.12%             7.04%              15              12.24%             14.08%
                18                 6.64%             7.85%              18              13.28%             15.70%
                21                 7.17%             8.55%              21              14.33%             17.10%
                24                 7.65%             9.14%              24              15.30%             18.27%
                27                 8.10%             9.58%              27              16.19%             19.17%
                30                 8.47%             9.98%              30              16.94%             19.97%
                33                 8.77%            10.32%              33              17.54%             20.64%
                36                 9.03%            10.69%              36              18.05%             21.37%
                39                 9.22%            10.87%              39              18.44%             21.74%
                42                 9.36%            11.06%              42              18.73%             22.12%
                45                 9.47%            11.17%              45              18.95%             22.34%
                48                 9.59%            11.28%              48              19.18%             22.56%
                51                 9.63%            11.32%              51              19.26%             22.63%
                54                 9.66%            11.39%              54              19.33%             22.78%
                57                 9.70%            11.42%              57              19.40%             22.85%
                60                 9.70%            11.42%              60              19.40%             22.85%
                63                 9.70%            11.42%              63              19.40%             22.85%
                66                 9.70%            11.42%              66              19.40%             22.85%
                69                 9.70%            11.42%              69              19.40%             22.85%
                72                 9.70%            11.42%              72              19.40%             22.85%
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:                       TRIGGER EVENT   EVENT OF DEFAULT
----------------------------------------------------------------------------------
As of any Determination Date                         8.00%            10.00%
----------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of January 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.




/s/ Marie E. Persichetti
------------------------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
------------------------------------------
Maureen E. Morley
Vice President and Controller